AMENDMENT NO. 1
TO
SERVICE PLAN
(Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares, Class
C5 Shares, Class R Shares and Class R5 Shares)
(Reimbursement)
The Service Plan (Class A Shares, Class A5 Shares, Class B Shares, Class B5 Shares, Class C Shares, Class C5 Shares, Class R Shares and Class R5 Shares) (Reimbursement) (the “Service Plan”), effective February 12, 2010, and subsequently amended February 12, 2010, is hereby amended, effective April 30, 2010, as follows:
     WHEREAS, the Service Plan is hereby amended to 1) reflect the name change of each of the Trusts; and 2) reflect the name change of the applicable Funds from AIM to Invesco;
     NOW THEREFORE, Schedule 1 to the Service Plan is hereby deleted and replaced in its entirety with the following:
SCHEDULE A
SERVICE PLAN
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Funds	Shares
Invesco Van Kampen American Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Equity and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Equity Premium Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Growth and Income Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Funds	Shares
Invesco Van Kampen Money Market Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Tax Free Money Fund	Class A Shares
AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Funds	Shares
Invesco Balanced-Risk Retirement Now Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2010 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2040 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A5 Shares
Class C5 Shares
Class R5 Shares

Invesco Van Kampen Asset Allocation Conservative Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Asset Allocation Growth Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen Asset Allocation Moderate Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Harbor Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Real Estate Securities Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Funds	Shares
Invesco Van Kampen Emerging Markets Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Global Bond Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Global Equity Allocation Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Global Franchise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Global Tactical Asset Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen International Advantage Fund	Class A Shares
Class B Shares
Class C Shares

Funds	Shares
Invesco Van Kampen International Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Funds	Shares
Invesco Money Market Fund	Class A5 Shares
Class B5 Shares
Class C5 Shares

Invesco Van Kampen Core Plus Fixed Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Corporate Bond Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Government Securities Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen High Yield Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Limited Duration Fund	Class A Shares*
Class B Shares
Class C Shares

*	The Fund hereby is authorized to pay a service fee with respect to its Class A Shares to the Distributor who may use such payments to pay a service fee to any Financial Intermediary who provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.15% of the average annual net asset value of the Shares maintained in the Fund by such person with respect to Shares that (i) were sold on or after the date on which this Service Plan was first implemented; (ii) were sold by Van Kampen Funds Inc. pursuant to service plans that terminated upon assignment as a result of the acquisition by Invesco Ltd. of the retail investment management business of Morgan Stanley; and (iii) were issued upon exchange for shares of beneficial interest of another fund distributed by the Distributor. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.15% of the Fund’s average annual net assets attributable to the Class A Shares and maintained in the Fund more than one year.

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Funds	Shares
Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Capital Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Enterprise Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Technology Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Utility Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Funds	Shares
Invesco Van Kampen California Insured Tax Free Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares

Funds	Shares
Invesco Van Kampen High Yield Municipal Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Insured Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Intermediate Term Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen Municipal Income Fund	Class A Shares
Class B Shares
Class C Shares

Invesco Van Kampen New York Tax Free Income Fund	Class A Shares
Class B Shares
Class C Shares